UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2021
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
As previously reported in the Current Report on Form 8-K filed by Sila Realty Trust, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on August 13, 2019, the Company, Sila Realty Operating Partnership, LP ("SROP"), and certain of the Company’s subsidiaries entered into the Fourth Amended and Restated Credit Agreement, as amended (the "A&R Credit Agreement"), on August 7, 2019, related to the Company's credit facility (the "KeyBank Credit Facility”) with KeyBank National Association (“KeyBank”), as lender and Administrative Agent, and the other lenders listed as lenders in the A&R Credit Agreement. The maximum commitments available to date under the KeyBank Credit Facility are $780,000,000, consisting of a $500,000,000 revolving line of credit, with a maturity date of April 27, 2022, subject to the Company’s right to one, 12-month extension period, and a $280,000,000 term loan, with a maturity date of April 27, 2023.
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Credit Facility.
Simultaneously with the A&R Credit Agreement’s execution, on August 7, 2019, the Company, SROP, and certain of the Company’s subsidiaries entered into the Term Loan Agreement, as amended (the “Term Loan Agreement”) with KeyBank, as lender and Administrative Agent, and the other lenders listed as lenders in the Term Loan Agreement, for the maximum commitments available of up to $520,000,000 with a maturity date of December 31, 2024 (the "Term Loan"). Subject to certain conditions, the Term Loan can be increased to $600,000,000 any time before December 31, 2023.
The Company refers to the KeyBank Credit Facility and the Term Loan together as the "Unsecured Credit Facility," which have aggregate commitments available of $1,300,000,000.
On April 19, 2021, a wholly-owned subsidiary of SROP entered into joinder agreements with KeyBank, as Administrative Agent (the "Joinder Agreements"), to become a subsidiary guarantor under the Unsecured Credit Facility and to add one healthcare property to the unencumbered pool of the Unsecured Credit Facility, which increased the Company’s total pool availability under the Unsecured Credit Facility by approximately $13,750,000. The material terms of the Joinder Agreements are qualified in their entirety by the terms of the agreements attached hereto as Exhibits 10.1 through Exhibit 10.2 and are incorporated herein by reference.
As of April 21, 2021, the Company had a total pool availability under the Unsecured Credit Facility of $1,146,499,000 and an aggregate outstanding principal balance of $953,000,000. Therefore, $193,499,000 was available to be drawn under the Unsecured Credit Facility.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1	Joinder Agreement (Master Credit Facility), dated April 19, 2021, by HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC, and KeyBank National Association, as Administrative Agent.
10.2	Joinder Agreement (Term Loan), dated April 19, 2021, by HCII-607 S. GREENWOOD SPRINGS DRIVE, LLC, and KeyBank National Association, as Administrative Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: April 21, 2021	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer